                                                            EXTERNAL USE
              LEHMAN BROTHERS                                                RESIDENTIAL MORTGAGE FINANCE



                                                      TERM SHEET -GROUP 1 ONLY
                                                  ALS ORIGINATED 6-MONTH LIBOR ARMS
                                                            $242,568,000
                                          (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                                           SASCO 2002-11A
                                             AURORA LOAN SERVICES INC., MASTER SERVICER
                                                    JPMORGAN CHASE BANK, TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
                                                           WAL To       Est. Pmt to    Expected
                                 Initial                  Optional       Optional       Initial       Legal        Expected
    Class        Approx. Size    Coupon      Security    Termination    Termination      Loss         Final         Ratings
                      ($)          (1)      Description   (yrs)(2)       Window (2)     Coverage     Maturity      Moody's/S&P
----------------------------------------------------------------------------------------------------------------------------------
     1-A1           $234,221,000  Variable    Variable PT     2.50       06/02-08/10      6.00%     06/25/2032      Aaa / AAA
   1-A2(3)         Notional        0.80%     Interest Only    2.50       06/02-08/10      6.00%     06/25/2032      Aaa / AAA
     B1-I             $5,108,000  Variable      Sub PT        4.84       06/02-08/10      3.95%     06/25/2032      Aa2 / AA
  B1-I-X(3)        Notional        0.80%     Interest Only    4.84       06/02-08/10      3.95%     06/25/2032      Aa2 / AA
     B2-I             $3,239,000  Variable      Sub PT        4.84       06/02-08/10      2.65%     06/25/2032       A2 / A
  B2-I-X(3)        Notional        0.40%     Interest Only    4.84       06/02-08/10      2.65%     06/25/2032       A2 / A
----------------------------------------------------------------------------------------------------------------------------------
   B3-I(4)            $2,616,000  Variable  Not Offered   Not Offered    Not Offered   Not Offered  06/25/2032     Baa2 / BBB
   B4-I(4)            $2,117,000  Variable  Not Offered   Not Offered    Not Offered   Not Offered  06/25/2032       NR / BB
   B5-I(4)              $872,000  Variable  Not Offered   Not Offered    Not Offered   Not Offered  06/25/2032       NR / B
   B6-I(4)              $998,922  Variable  Not Offered   Not Offered    Not Offered   Not Offered  06/25/2032       NR / NR
----------------------------------------------------------------------------------------------------------------------------------

   (1) The Class coupons are described under "Interest Rates" on page 5.
   (2) Prepayments were run at 30% CPR. Assumes bonds pay on the 25th of every month beginning in June 2002.
   (3) The Class 1-A2, B1-I-X and B2-I-X are interest only certificates that are not entitled to receive principal. Each of the respective interest only class coupons are described under "Interest Rates" on page 4.
   (4) The Component B3-I, Class B4-I, Class B5-I and Class B6-I are hereby not offered for sale.







--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Deal Overview:
-------------

o Mortgage Pool 1 is comprised of 100% 6-month LIBOR ARMs that were originated by Aurora Loan Services Inc ("ALS").

o The offered certificates represent ownership interests in a pool of mortgage loans from mortgage pool "1" in SASCO 2002-11A. Interest and principal on the pool 1 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in pool 1. Similarly, interest on each group I subordinate certificate and principal on each group I subordinate certificate will be payable from amounts collected in respect of the mortgage loans in pool 1. Pool 1 will not be "cross-collateralized" with any other pool in SASCO 2002-11A

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the Mortgage Pool 1 Cut-Off Date mortgage loan balance.














--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Cut off Date:                       May 1, 2002

Expected Pricing Date:              Week of May 27, 2002

Expected Settlement Date:           May 30, 2002

Distribution Dates:                 25th of each month, commencing in June 2002

Issuer:                             Structured Asset Securities Corp. ("SASCO")

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Mortgage Pool 1 Servicer:           ALS

Master Servicer Fee:                The Master Servicer will be paid a monthly
                                    fee (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the
                                    Master Servicer and invested in certain
                                    eligible investments prior to their
                                    remittance to the Trustee on the
                                    Deposit Date.

Servicing Fee:                      Mortgage Pool 1: 0.375% per annum on the
                                    outstanding mortgage balance

Trustee:                            JPMorgan Chase Bank

Trustee Fee:                        0.0055% per annum on outstanding mortgage
                                    balance

Rating Agencies:                    Standard and Poor's ("S&P) and Moody's will
                                    rate all of the Offered Certificates.

Day Count:                          30/360

Delay Days:                         24 Day Delay:    All Classes.
                                    ------------

Registration:                       Book-entry form through DTC

Minimum Denomination:
                                    Class 1-A1:  $25,000 /$1 thereafter.
                                    ----------
                                    Class 1-A2, B1-I-X and B2-I-X:
                                    $1,000,000 /$1 thereafter.

                                    Class B1-I and B2-I: $100,000/$1 thereafter.
                                    --------------------











--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         30% CPR

SMMEA Eligibility:                  All offered classes will be SMMEA eligible
                                    except for Class B2-I, B2-I-X.

ERISA Eligibility:                  All offered Certificates will be ERISA
                                    eligible.

Interest Rates:                     Class 1-A1 and B1-I will bear interest at a
                                    rate equal to the Net WAC of Mortgage Pool 1 less 0.80% per annum.

                                    Class 1-A2 and B1-I-X will bear interest at a rate equal to 0.80% per annum.

                                    Class B2-I will bear interest at a rate
                                    equal to the Net WAC of Mortgage Pool 1 less
                                    0.40% per annum.

                                    Class B2-II-X will bear interest at a rate equal to 0.40% per annum.

Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The credit enhancement
                                    information shown below is subject to final rating agency approval.

                                    Mortgage Pool 1 Senior Certificates:
                                    Credit enhancement for the Mortgage Pool 1
                                    Senior Certificates will consist of the
                                    subordination of the Class B1-I, Class
                                    B1-I-X, Class B2-I, B2-I-X, Component B3-I,
                                    Class B4-I, Class B5-I and Class B6-I,
                                    initially 6.00% total subordination.

Loss Allocation:                    If all of the credit support features have
                                    been extinguished, any further losses will be allocated to the principal balance of the Class 1-A1 Certificates.







--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions
-----------------------

Shifting Interest Structure with 5 year lockout*

Mortgage Pool 1 Subordinate Test % = Mortgage Pool 1 Subordinate Balance /
                                     Mortgage Pool 1 Collateral balance


o If Subordinate Test% is less than or equal to 2 times the original Subordinate Test%:

                        --------------------------------------- -------------------------------
                             Distribution Dates (months)               Shift Percentage
                        --------------------------------------- -------------------------------
                                        1 - 60                               100%
                        --------------------------------------- -------------------------------
                                       61 - 72                                70%
                        --------------------------------------- -------------------------------
                                       73 - 84                                60%
                        --------------------------------------- -------------------------------
                                       85 - 96                                40%
                        --------------------------------------- -------------------------------
                                       97 - 108                               20%
                        --------------------------------------- -------------------------------
                                         109+                                  0%
                        --------------------------------------- -------------------------------

o *If Subordinate Test% is greater than 2 times the original Subordinate Test%:

                        --------------------------------------- -------------------------------
                             Distribution Dates (months)               Shift Percentage
                        --------------------------------------- -------------------------------
                                        1 - 36                               50%
                        --------------------------------------- -------------------------------
                                         37+                                  0%
                        --------------------------------------- -------------------------------

 (*if the Mortgage Pool 1 AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the Senior bonds will be entitled to 50% of the Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36 Mortgage Pool 1 AAA loss coverage doubles based on the initial loss coverage of as of the cut-off date, the 1-A1 Senior bonds will only be entitled to pre-payments based on the Mortgage Pool 1 Senior bond percentage only, subject to cumulative loss and delinquency tests).

Subordinate Principal Distribution Amount ("PDA") from Mortgage Pool 1 will be equal to the difference between i) the sum of Mortgage Pool 1 Scheduled Principal and Pre-payment Principal less ii) less the Senior PDA for Mortgage Pool 1.













--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Principal Paydown Rules:
------------------------

I. Pay Mortgage Pool 1 Senior PDA as follows:
--------------------------------------------

Senior PDA1:
1)       Pay to Class 1-A1, until reduced to zero.

II. Pay Mortgage Pool 1 Subordinate PDA as follows*:
---------------------------------------------------
*Subject to cumulative loss and delinquency tests

Subordinate PDA1:
1) Pay Class B1-I, B2-I, B3-I, B4-I, B5-I, and B6-I, PRO RATA, until reduced to zero.



--------------------------------------------------------------------------------

----- ----------------------------- -------------------------- -----------------
      MBS Trading                   Matt Miller                (212) 526-8315
                                    Rishi Bansal               (212) 526-8315

      Syndicate                     Kevin White                (212) 526-9519
                                    Bob Caldwell               (212) 526-9519
                                    Dan Covello                (212) 526-9519

      Residential Finance           Stan Labanowski            (212) 526-6211
                                    Mike Hitzmann              (212) 526-5806
                                    Jenna Levine               (212) 526-1453
----- ----------------------------- -------------------------- -----------------







--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

SASCO 2002-11A Collateral Summary                           6 Month LIBOR ARMs


Total Number of Loans                                                       418
Total Outstanding Loan Balance                                  $249,171,922.00
Average Loan Principal Balance                                         $596,105
Range of Principal Balances                                $56,000 - $4,000,000
Maximum Loan Principal Balance                                    $4,000,000.00
Weighted Average Coupon                                                   5.212%
Range of Coupons                                                 3.000% - 6.375%
Weighted Average Margin                                                   2.745%
Range of Margins                                                    2.250-2.760%
Weighted Average Initial Periodic Cap                                     1.000%
Range of Initial Periodic Caps                                   1.000% - 1.000%
Weighted Average Periodic Cap                                             1.000%
Range of Periodic Caps                                           1.000% - 1.000%
Weighted Average Maximum Rate                                            11.212%
Weighted Average Floor                                                    2.745%
Weighted Average Original Term (mo.)                                        360
Weighted Average Remaining Term (mo.)                                       359
Range of Remaining Term (mo.)                                         351 - 360
Weighted Average Original LTV                                             65.55%
Range of Weighted Average Original LTV                           10.00% - 98.14%


Lien Position
First                                                                     100.0%
Second                                                                      0.0%

Geographic Distribution
(Other states account individually for less than
5% of the Cut-off Date principal balance)
California                                                                44.86%
Colorado                                                                  10.42%
South Carolina                                                             7.19%
Florida                                                                    6.71%



Occupancy Status
Primary Home                                                              76.41%
Second Home                                                               13.56%
Investment                                                                10.03%

The Information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       Aggregate
                                  Number of            Principal
 FICO                           Mortgage Loans          Balance          %
--------------------------------------------------------------------------------
<= 0                                    1               800,000.00     0.32
--------------------------------------------------------------------------------
601 - 650                              15             8,683,077.55     3.48
--------------------------------------------------------------------------------
651 - 700                             128            87,400,592.96    35.08
--------------------------------------------------------------------------------
701 - 750                             157            92,220,509.40    37.01
--------------------------------------------------------------------------------
751 - 800                             116            58,967,742.09    23.67
--------------------------------------------------------------------------------
801 - 850                               1             1,100,000.00     0.44
--------------------------------------------------------------------------------
Total:                                418           249,171,922.00      100
--------------------------------------------------------------------------------
Nzmin.: 621
Max.: 801
NZWA.: 717

Loans with Fico scores less than 300 have been eliminated from the average.

                           Net Effective Margin Table

                   GROUP 1 * 6M LIBOR ONLY * SHIFTING INTEREST
                              Settle as of 05/30/02
--------------------------------------------------------------------------------
                            Bond Summary - Class 1-A1
--------------------------------------------------------------------------------
              Initial Coupon:  4.032                   Type:   Floater
                    Orig Bal:  234,221,000
                    Orig Not:  234,221,000          Formula: (6m LIBOR)+156.45bp
                      Factor:  1.0000000   Cap/Floor/Margin: 10.03/1.56/1.56
                 Factor Date:  05/25/02            Next Pmt:      06/25/02
                       Delay:  24                     Cusip:
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     9.00 CPR              18.00 CPR                    25.00 CPR                30.00 CPR           35.00 CPR
                   Libor6m 2.08           Libor6m 2.08                 Libor6m 2.08              Libor6m 2.08       Libor6m 2.08
------------------------------------------------------------------------------------------------------------------------------------
    Price       NEM      Duration     NEM          Duration       NEM          Duration     NEM      Duration      NEM    Duration
------------------------------------------------------------------------------------------------------------------------------------
    101-03     140.7       6.48      127.9           3.83        116.1           2.80      106.7       2.30       96.7      1.93
    101-04     140.3                 127.0                       115.0                     105.4                  95.1
    101-05     139.8                 126.2                       113.9                     104.1                  93.5
    101-06     139.3                 125.4                       112.8                     102.7                  91.9
    101-07     138.8                 124.6                       111.7                     101.4                  90.3

    101-08     138.4       6.49      123.8           3.84        110.6           2.80      100.0       2.30       88.7      1.94
    101-09     137.9                 123.0                       109.5                      98.7                  87.1
    101-10     137.4                 122.2                       108.4                      97.4                  85.5
    101-11     136.9                 121.4                       107.3                      96.0                  83.9
    101-12     136.5                 120.6                       106.2                      94.7                  82.3

    101-13     136.0       6.50      119.8           3.84        105.1           2.80       93.4       2.31       80.8      1.94
    101-14     135.5                 119.0                       104.0                      92.0                  79.2
    101-15     135.1                 118.2                       102.9                      90.7                  77.6
    101-16     134.6                 117.4                       101.9                      89.4                  76.0
    101-17     134.1                 116.6                       100.8                      88.0                  74.4

    101-18     133.6       6.51      115.8           3.85         99.7           2.81       86.7       2.31       72.8      1.94
    101-19     133.2                 115.0                        98.6                      85.4                  71.3
    101-20     132.7                 114.2                        97.5                      84.1                  69.7
    101-21     132.2                 113.5                        96.4                      82.7                  68.1
    101-22     131.8                 112.7                        95.3                      81.4                  66.5

    101-23     131.3       6.52      111.9           3.85         94.2           2.81       80.1       2.31       65.0      1.95
    101-24     130.8                 111.1                        93.1                      78.8                  63.4
    101-25     130.3                 110.3                        92.0                      77.4                  61.8
    101-26     129.9                 109.5                        91.0                      76.1                  60.2
    101-27     129.4                 108.7                        89.9                      74.8                  58.7

    101-28     128.9       6.53      107.9           3.86         88.8           2.82       73.5       2.32       57.1      1.95
    101-29     128.5                 107.1                        87.7                      72.2                  55.5
------------------------------------------------------------------------------------------------------------------------------------
 Average Life         8.21                  4.42                         3.10                     2.50                  2.08
  First Pay         06/25/02              06/25/02                     06/25/02                 06/25/02              06/25/02
  Last Pay          04/25/25              06/25/16                     07/25/12                 08/25/10              04/25/09
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Treasury Benchmarks    6Mo   2YR    3YR*   4YR*   5YR    7YR*    10YR    30YR
--------------------------------------------------------------------------------
              Yield  1.6200 2.7180 3.2063 3.6753 4.0660 4.4165  4.8340  5.3530
             Coupon         3.2500               3.5000         5.0000  5.3750
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                           Net Effective Margin Table

                   GROUP 1 * 6M LIBOR ONLY * SHIFTING INTEREST
                              Settle as of 05/30/02
--------------------------------------------------------------------------------
                            Bond Summary - Class B1-I
--------------------------------------------------------------------------------
              Initial Coupon:  4.032                   Type: Floater
                    Orig Bal:  5,108,000
                    Orig Not:  5,108,000            Formula: (6m LIBOR)+156.45bp
                      Factor:  1.0000000   Cap/Floor/Margin: 10.03/1.56/1.56
                 Factor Date:  05/25/02            Next Pmt: 06/25/02
                       Delay:  24                     Cusip:
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         9.00 CPR                 18.00 CPR                  25.00 CPR              30.00 CPR             35.00 CPR
                       Libor6m 2.08             Libor6m 2.08               Libor6m 2.08           Libor6m 2.08          Libor6m 2.08
------------------------------------------------------------------------------------------------------------------------------------
     Price      NEM      Duration     NEM          Duration       NEM         Duration      NEM     Duration      NEM     Duration
------------------------------------------------------------------------------------------------------------------------------------
    101-27     140.2       10.17     129.3           6.46        120.4           4.98      114.6       4.33      108.6      3.82
    101-28     139.9                 128.8                       119.8                     113.9                 107.8
    101-29     139.6                 128.4                       119.2                     113.2                 107.0
    101-30     139.3                 127.9                       118.6                     112.5                 106.2
    101-31     139.0                 127.4                       117.9                     111.8                 105.4

    102-00     138.7       10.18     126.9           6.47        117.3           4.98      111.1       4.33      104.6      3.82
    102-01     138.4                 126.5                       116.7                     110.4                 103.8
    102-02     138.1                 126.0                       116.1                     109.7                 103.0
    102-03     137.8                 125.5                       115.5                     109.0                 102.2
    102-04     137.5                 125.1                       114.9                     108.3                 101.4

    102-05     137.2       10.18     124.6           6.47        114.3           4.98      107.6       4.33      100.6      3.82
    102-06     136.9                 124.1                       113.7                     106.9                  99.8
    102-07     136.6                 123.6                       113.0                     106.2                  99.0
    102-08     136.3                 123.2                       112.4                     105.5                  98.2
    102-09     136.0                 122.7                       111.8                     104.7                  97.4

    102-10     135.7       10.19     122.2           6.47        111.2           4.99      104.0       4.34       96.6      3.82
    102-11     135.4                 121.8                       110.6                     103.3                  95.8
    102-12     135.1                 121.3                       110.0                     102.6                  95.0
    102-13     134.8                 120.8                       109.4                     101.9                  94.2
    102-14     134.5                 120.4                       108.8                     101.2                  93.4

    102-15     134.2       10.19     119.9           6.48        108.2           4.99      100.5       4.34       92.6      3.82
    102-16     133.9                 119.4                       107.6                      99.8                  91.8
    102-17     133.6                 118.9                       106.9                      99.1                  91.1
    102-18     133.3                 118.5                       106.3                      98.4                  90.3
    102-19     133.0                 118.0                       105.7                      97.7                  89.5

    102-20     132.7       10.20     117.5           6.48        105.1           4.99       97.0       4.34       88.7      3.83
    102-21     132.4                 117.1                       104.5                      96.3                  87.9
    102-22     132.1                 116.6                       103.9                      95.6                  87.1
    102-23     131.8                 116.1                       103.3                      94.9                  86.3
------------------------------------------------------------------------------------------------------------------------------------
 Average Life        13.42                   7.67                       5.67                     4.84                  4.21
  First Pay         06/25/02               06/25/02                    06/25/02                06/25/02              06/25/02
  Last Pay          04/25/25               06/25/16                    07/25/12                08/25/10              04/25/09

--------------------------------------------------------------------------------
Treasury Benchmarks    6Mo   2YR    3YR*   4YR*   5YR    7YR*    10YR    30YR
--------------------------------------------------------------------------------
              Yield  1.6200 2.7180 3.2063 3.6753 4.0660 4.4165  4.8340  5.3530
             Coupon         3.2500               3.5000         5.0000  5.3750
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                           Net Effective Margin Table

                   GROUP 1 * 6M LIBOR ONLY * SHIFTING INTEREST
                              Settle as of 05/30/02
--------------------------------------------------------------------------------
                            Bond Summary - Class B2-I
--------------------------------------------------------------------------------
              Initial Coupon:  4.432                   Type: Floater
                    Orig Bal:  3,239,000
                    Orig Not:  3,239,00             Formula: (6m LIBOR)+196.45bp
                      Factor:  1.000000    Cap/Floor/Margin: 10.43/1.96/1.96
                 Factor Date:  05/25/02            Next Pmt: 06/25/02
                       Delay:  24                     Cusip:
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         9.00 CPR                 18.00 CPR                  25.00 CPR              30.00 CPR             35.00 CPR
                       Libor6m 2.08             Libor6m 2.08               Libor6m 2.08           Libor6m 2.08          Libor6m 2.08
------------------------------------------------------------------------------------------------------------------------------------
     Price      NEM      Duration     NEM          Duration       NEM         Duration      NEM     Duration      NEM     Duration
------------------------------------------------------------------------------------------------------------------------------------
    102-24     171.1        9.92     155.1           6.37        142.0           4.92      133.5       4.29      124.6      3.79
    102-25     170.8                 154.6                       141.4                     132.8                 123.8
    102-26     170.5                 154.1                       140.8                     132.1                 123.0
    102-27     170.2                 153.7                       140.1                     131.4                 122.2
    102-28     169.9                 153.2                       139.5                     130.7                 121.4

    102-29     169.6        9.93     152.7           6.37        138.9           4.93      129.9       4.29      120.6      3.79
    102-30     169.3                 152.2                       138.3                     129.2                 119.8
    102-31     169.0                 151.8                       137.7                     128.5                 119.0
    103-00     168.7                 151.3                       137.1                     127.8                 118.2
    103-01     168.4                 150.8                       136.5                     127.1                 117.4

    103-02     168.1        9.93     150.3           6.37        135.8           4.93      126.4       4.29      116.7      3.79
    103-03     167.8                 149.9                       135.2                     125.7                 115.9
    103-04     167.5                 149.4                       134.6                     125.0                 115.1
    103-05     167.2                 148.9                       134.0                     124.3                 114.3
    103-06     166.8                 148.4                       133.4                     123.6                 113.5

    103-07     166.5        9.94     148.0           6.38        132.8           4.93      122.9       4.30      112.7      3.79
    103-08     166.2                 147.5                       132.2                     122.2                 111.9
    103-09     165.9                 147.0                       131.6                     121.5                 111.1
    103-10     165.6                 146.6                       131.0                     120.8                 110.3
    103-11     165.3                 146.1                       130.3                     120.1                 109.5

    103-12     165.0        9.94     145.6           6.38        129.7           4.93      119.4       4.30      108.7      3.79
    103-13     164.7                 145.1                       129.1                     118.7                 107.9
    103-14     164.4                 144.7                       128.5                     118.0                 107.1
------------------------------------------------------------------------------------------------------------------------------------
  Average Life       13.42                   7.67                        5.67                     4.84                  4.21
   First Pay       06/25/02                06/25/02                    06/25/02                 06/25/02              06/25/02
   Last Pay        04/25/25                06/25/16                    07/25/12                 08/25/10              04/25/09
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Treasury Benchmarks    6Mo    2YR    3YR*   4YR*   5YR    7YR*    10YR    30YR
     Yield           1.6200 2.7180  3.2063 3.6753 4.0660  4.4165 4.8340  5.3530
    Coupon                  3.2500                3.5000         5.0000  5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.